                                                                   Exhibit 10.16

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Agreement"), dated as of May 1, 1999, is by and between NAVISITE, INC., a Delaware corporation having its principal place of business at One Hundred Brickstone Square, Andover, Massachusetts 01810 (the "Debtor") and CMGI, INC., a Delaware corporation having an address at One
 ------
Hundred Brickstone Square, Andover, Massachusetts 01810 (the "Lender").
                                                              ------

                              W I T N E S S E T H:

     WHEREAS, the Lender has agreed, in its sole discretion, to advance funds to the Debtor from time to time (the "Loans"), which Loans shall be evidenced by a
                                   -----
Secured Convertible Demand Note dated as of May 1, 1999 (the "Convertible Note")
                                                              ----------------
and a Secured Demand Note dated May 1, 1999 (the "Demand Note," and, together
                                                  -----------
with the Convertible Note, the "Notes"); and
                                -----

     WHEREAS, the willingness of the Lender to make the Loans is subject to the condition, among others, that the Debtor shall execute and deliver this Agreement and grant the security interest hereinafter described;

     NOW THEREFORE, in consideration of the willingness of the Lender to make the Loans to the Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed, with the intent to be legally bound, as follows:

     1.   Defined Terms.  Except as otherwise expressly defined herein, all
          -------------
capitalized terms shall have the meanings ascribed to them in the Notes.

     2.   Security Interest. As security for the Secured Obligations described
          -----------------
in paragraph 3 hereof, the Debtor hereby grants to the Lender a security interest in and lien on all of the tangible and intangible personal property and fixtures of the Debtor, including without limitation the property described below, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof (hereinafter referred to collectively as the "Collateral"):
                                                               ----------

          (a) all of the Debtor's tangible personal property, including without limitation all present and future goods, inventory (including without limitation all printed materials, merchandise, raw materials, work in process, finished goods and supplies), equipment, merchandise, furniture, fixtures, office supplies, motor vehicles, machinery, paper, tools, computers, and associated equipment now owned or hereafter acquired, including, without limitation, the tangible personal property used in the operation of the businesses of the Debtor;

          (b) to the extent that such rights are assignable as collateral, the Debtor's rights under all present and future authorizations, permits, licenses and franchises issued, granted or licensed to the Debtor for the operation of its business, including without limitation each of the authorizations, permits, licenses and franchises (if any) listed on the Intellectual Property Security Agreement executed this date from the Debtor to the Lender;

          (c) to the extent that such rights are assignable, all of the Debtor's rights under all present and future vendor or customer contracts and all franchise, distribution, construction, engineering, management, direct marketing and advertising and related agreements; and

          (d) all of the Debtor's other personal property, including, without limitation, all present and future accounts, accounts receivable, investment property, rights to proceeds of letters of credit, contract rights, general intangibles (including without limitation, all goodwill, all trademarks, intellectual property to the extent assignable as collateral, all customer lists, vendor lists, and other printed materials, including all catalogs, indexes, lists, data and other documents and papers relating thereto, blue prints, designs and research and development), any information stored on any medium, including electronic medium, related to any of the personal property of the Debtor, all instruments, documents and chattel paper, and all debts, obligations and liabilities in whatever form owing to the Debtor from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to the Debtor, and all guaranties and security therefor.

     Any of the foregoing terms which are defined in the Uniform Commercial Code shall have the meaning provided in the Uniform Commercial Code as supplemented and expanded by the foregoing.

     3.   Secured Obligations.  The security interest hereby granted shall
          -------------------
secure the due and punctual payment and performance of the following liabilities and obligations of the Debtor (herein called the "Secured Obligations"):
                                                  -------------------

          (a) Principal of and premium, if any, and interest on the Loans;

          (b) Any and all obligations of the Debtor to the Lender under the Notes; and

          (c) Any and all other obligations of the Debtor to the Lender.

     4.   Perfection Certificate.  The Debtor has delivered to the Lender a
          ----------------------
Perfection Certificate in the form appended hereto as Schedule I. The Debtor represents to the Lender that the completed Perfection Certificate delivered to the Lender is true and correct in every respect and the facts contained in such certificate are accurate. The Debtor shall supplement the Perfection Certificate promptly after obtaining information which would require a correction or addition to the Perfection Certificate.

     5.   Special Warranties and Covenants of the Debtor.  The Debtor hereby
          ----------------------------------------------
warrants and covenants to the Lender that:

          (a) The address shown at the beginning of this Agreement is the current principal place of business of the Debtor, and all of the Debtor's current additional places of business, if any, and the locations of all of the Collateral currently are listed in the Perfection Certificate delivered pursuant to Section 4 above. The Debtor will not change its principal or any other place of business, or the location of any Collateral from the locations set forth in the Perfection Certificate, or make any change in the Debtor's name or conduct the Debtor's business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Lender.

          (b) Except for the security interest created hereunder, the Debtor is the owner or, as applicable, licensee of the Collateral free from any lien, security interest or encumbrance and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (c) Except as otherwise consented to in writing by the Lender, the Debtor will not, other than in the ordinary course of business, sell or otherwise dispose of any of the Collateral or any interest therein nor will the Debtor create, incur or permit to exist any mortgage, lien, charge, encumbrance or security interest whatsoever with respect to the Collateral.

          (d) Except for Collateral that is obsolete or no longer used in the Debtor's business, the Debtor will keep the Collateral in good order and repair (normal wear excepted) and adequately insured at all times. The Debtor will pay promptly when due all taxes and assessments on the Collateral or for its use or operation, except for taxes and assessments contested in good faith and for which adequate reserves are created. The Lender may at its option discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Debtor to do so in accordance with the terms hereof, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and the Debtor agrees to reimburse the Lender on demand for any payments or expenses incurred by the Lender pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Obligations for all purposes hereof.

          (e) The Collateral, other than intellectual property licensed from third parties, may be transferred to a third party upon a default without the consent of any other third party, in accordance with and to the extent permitted by applicable law.

          (f) The Debtor will promptly execute and deliver to the Lender such financing statements, certificates and other documents or instruments as may be necessary to enable the Lender to perfect or from time to time renew the security interest granted hereby, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Debtor or in any replacements or proceeds thereof. The Debtor authorizes and appoints the Lender, in case of need, to execute such financing statements, certificates and other documents pertaining to the Lender's security interest in the Collateral in its stead, with full power of substitution, as the Debtor's attorney in fact. The Lender may from time to time request and the Debtor shall
deliver copies of all customer lists and vendor lists.   The Debtor further
agrees that a carbon, photographic or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Agreement.

          (g) The Debtor will give the Lender notice of each office at which records of the Debtor pertaining to all intangible items of Collateral are kept. Except as may be provided in such notice, the records concerning all intangible Collateral are and will be kept at the address shown at the beginning of this Agreement as the principal place of business of the Debtor.

          (h) To the extent that the Debtor is a beneficiary under any written letter of credit now or hereafter issued in favor of the Debtor, the Debtor shall deliver such letter of credit to the Lender. The Lender shall from time to time, at the request and expense of the Debtor, make such arrangements with the Debtor as are in the Lender's reasonable judgment necessary and appropriate so that the Debtor may make any drawing to which the Debtor is entitled under such letter of credit, without impairment of the Lender's perfected security interest in the Debtor's rights to the proceeds of such letter of credit or in the actual proceeds of such drawing. At the Lender's request, the Debtor shall, for any letter of credit, whether or not written, now or hereinafter issued in favor of the Debtor as beneficiary, execute and deliver to the issuer or any confirmer of such letter of credit an assignment of proceeds form, in favor of the Lender and satisfactory to the Lender and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Lender for application under the Notes.

     6.   Fixtures, etc.  It is the intention of the parties hereto that none of
          -------------
the Collateral shall become fixtures and the Debtor will take all such reasonable action or actions as may be necessary to prevent any of the Collateral from becoming fixtures. Without limiting the generality of the foregoing, the Debtor will, if requested by the Lender, use commercially reasonable efforts to obtain waivers of lien, in form satisfactory to the Lender, from each lessor of real property on which any of the Collateral is or is to be located.

     7.   Events of Default.  The Debtor shall be in default under this
          -----------------
Agreement (an "Event of Default") upon the happening of any Event of Default
               ----------------
under the Notes.

     8.   Rights and Remedies of Lender.  Upon the occurrence of any Event of
          -----------------------------
Default, such default not having previously been waived, remedied or cured, the Lender shall have the following rights and remedies:

          (a) All rights and remedies provided by law, including without limitation those provided by the Uniform Commercial Code;

          (b) all rights and remedies provided in this Agreement; and

          (c) All rights and remedies provided in any other agreement, document or instrument pertaining to the Secured Obligations.

     9.   Right of Lender to Dispose of Collateral, etc.  Upon the occurrence of
          ---------------------------------------------
any Event of Default, such Event of Default not having previously been waived, remedied or cured, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Lender shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Lender may require the Debtor to make the Collateral (to the extent the same is moveable) available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties or transfer any information related to the Collateral to the Lender by electronic medium. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Debtor at least ten (10) days' prior written notice in accordance with paragraph 18 hereof of the time and place of any public sale of any of the Collateral or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition.

     10.  Notes.  Notwithstanding any other provision of this Agreement, the
          -----
rights of the parties hereunder are subject to the provisions of the Notes.

     11.  Right of Lender to Use and Operate Collateral, etc.  Upon the
          --------------------------------------------------
occurrence of any Event of Default, such default not having previously been waived, remedied or cured, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Lender shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Lender may, from time to time, at the expense of the Debtor, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Lender may deem proper. In any such case the Lender shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Debtor in respect thereto as the Lender shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Lender may see fit; and the Lender shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Lender may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Lender may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied as provided in paragraph 13. Without limiting the generality of the foregoing or limiting in any way the rights of the Lender under applicable law, at any time after (i) the entire principal balance of any Loan shall have become due and payable (whether at maturity, by acceleration or otherwise) and (ii) the Lender shall have provided to the Debtor not less than ten (10) days' prior written notice of its intention to apply for a receiver, the Lender shall be entitled to apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by the Lender to enforce its rights and remedies hereunder in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of the Debtor, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. THE DEBTOR HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT

TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AS PROVIDED ABOVE. THE DEBTOR (I) GRANTS SUCH WAIVER AND CONSENT KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, (II) ACKNOWLEDGES THAT (A) THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY THE LENDER IN CONNECTION WITH THE ENFORCEMENT OF ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE NOTES, AND (B) THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE LENDER TO MAKE THE LOANS TO THE DEBTOR, AND (III) AGREES TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE LENDER IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL. THE LENDER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS PARAGRAPH 11 SHALL BE DEEMED TO CONSTITUTE A WAIVER OF THE DEBTOR'S RIGHT TO FILE FOR PROTECTION UNDER TITLE 11 OF THE UNITED STATES CODE AT ANY TIME PRIOR TO THE APPOINTMENT OF A RECEIVER.

     12.  Collection of Accounts Receivable, etc.  Upon the occurrence of any
          --------------------------------------
Event of Default, such default not having previously been waived, remedied or cured, the Lender may notify or may require the Debtor to notify account debtors, including without limitation, customers and vendors, obligated on any or all of the Debtor's accounts receivable, whether now existing or hereafter arising, to make payment directly to the Lender, and may take possession of all proceeds of any accounts in the Debtor's possession, and may take any other steps which the Lender deems necessary or advisable to collect any or all such accounts receivable or other Collateral or proceeds thereof.

     13.  Proceeds of Collateral.  After deducting all costs and expenses of
          ----------------------
collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Lender shall determine and any surplus shall be returned to the Debtor or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Debtor). By way of enlargement and not by way of limitation of the rights of the Lender under applicable law or the Notes, the Lender shall be entitled to allocate its application of the Collateral, and the proceeds thereof, to the Secured Obligations (including without limitation the Loans) in such proportions and in such order as the Lender, in its sole discretion, shall decide (consistent with the Notes). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Debtor will be liable for the deficiency, together with interest thereon at the maximum rate provided in the Notes, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law) without limitation reasonable attorneys' fees, expenses and disbursements.

     14.  Waivers, etc.  The Debtor hereby waives presentment, demand, notice,
          ------------
protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Lender's rights hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Debtor or to any account debtor in respect of any account receivable or to any other third party, or substitution, release or surrender of any Collateral, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any account receivable or other Collateral, the acceptance of partial payments on any Secured Obligation or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. THE DEBTOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE COMMONWEALTH OF MASSACHUSETTS, UNDER THE CONSTITUTION OF ANY STATE IN WHICH ANY OF THE COLLATERAL MAY BE LOCATED, OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO THE LENDER AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. The Debtor's waivers under this section have been made voluntarily, intelligently and knowingly and after the Debtor has been apprized and counseled by its attorneys as to the nature thereof and its possible alternative rights.

     15.  Termination; Assignment, etc.  This Agreement and the security
          ----------------------------
interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full and the Lender and the Debtor agree to terminate this Agreement. In such event, the Lender agrees to execute appropriate releases of liens on the Collateral. No waiver by the Lender or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment of part or all of the Secured Obligations by the Lender, the Lender may assign or transfer its respective rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Lender hereunder.

     16.  Reinstatement.  Notwithstanding the provisions of paragraph 15, this
          -------------
Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor or any subsidiary or upon the appointment of any intervener or conservator of, or trustee or similar official for, the Debtor or any subsidiary or any substantial part of any of their properties, or otherwise, all as though such payments had not been made.

     17.  Governmental Approval.  Prior to or, where permitted, upon the
          ---------------------
exercise by the Lender of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Debtor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Debtor may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

     18.  Notices.  All notices, consents, approvals, elections and other
          -------
communications hereunder shall be in writing (whether or not the other provisions of this Agreement expressly so provide) and shall be deemed to have been duly given if delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: (i) if to the Lender, to CMGI, Inc., 100 Brickstone Square, Andover, Massachusetts 01810,
Attention: Chief Financial Officer, facsimile number: 978-684-3672, and (ii) if to the Debtor, to NaviSite, Inc., 100 Brickstone Square, Andover, Massachusetts 01810, Attention: Chief Financial Officer, facsimile number: 978-684-3596.

     19.  Miscellaneous.  This Agreement shall inure to the benefit of the
          -------------
Lender and be binding upon the Lender and the Debtor and their respective successors and assigns. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in two counterparts, each of which shall be an original, but both of which together shall constitute one instrument.

     20.  Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement,
          -------------------------------------------------
including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. The Debtor, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of the Secured Obligations or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Debtor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in paragraph 18 hereof or as otherwise provided under the laws of the Commonwealth of Massachusetts.

     THE DEBTOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE DEBTOR IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     21.  Construction in Event of Conflict.  Simultaneously with the execution
          ---------------------------------
of this Agreement, the parties are entering into an Intellectual Property Security Agreement (the "IP
                         --

Security Agreement"). In the event of any conflict between this Agreement and
------------------
the IP Security Agreement, the terms of the IP Security Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

                              NAVISITE, INC.



                              By: /s/ Joel B. Rosen
                                 --------------------------------------------
                                 Name:     Joel B. Rosen
                                 Title:    Chief Executive Officer

                              CMGI, INC.


                              By: /s/ Andrew J. Hajducky
                                 --------------------------------------------
                                 Name:     Andrew J. Hajducky III
                                 Title:    Chief Financial Officer

                                                                      Schedule I
                                                                      ----------


                             Officer's Certificate

     The undersigned, Joel B. Rosen, of NaviSite, Inc., a Delaware corporation (the "Company"), hereby certifies, and agrees on behalf of the Company (the "Pledgor Corporation"), as follows:

     Set forth below are all the locations where the Company maintains any material amount (fair market value of $10,000 or more) of Collateral (as defined in the Security Agreement between the Company and CMGI, Inc. dated as of May 1,
1999) of the Company (whether or not in the possesion of the Company):

     Andover,Massachusettes
     New York, New York
     Phoenix, Arizona
     San Jose, California
     Scotts Valley, California

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____, 1999.

                                                 NAVISITE, INC.

                                                 BY: /s/ Joel B. Rosen
                                                  -----------------------------
                                                 Name: Joel B. Rosen
                                                 Title: Chief Executive Officer